UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 27, 2006

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



         North Carolina                   1-13408                56-1362926
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code   (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  Regulation FD Disclosure

     On April 27, 2006, Digital Recorders, Inc. announced that its Digital Recorders (DR) division and TwinVision na, Inc. (TVna) business unit, both based in Research Triangle Park, N.C., will be exhibiting at the American Public Transportation Association (APTA) Bus & Paratransit Show slated April 30-May 3, 2006, at the Marriott Hotel in Orange County, Calif.

     In the same press release, the Company also discussed U.S. transit ridership.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.  Financial Statements and Exhibits

(a)      Exhibits.
         99.1     Press release dated April 27, 2006.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DIGITAL RECORDERS, INC.

Date: April 27, 2006                  By:  /s/ DAVID N. PILOTTE
                                          --------------------------------------
                                           David N. Pilotte
                                           Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
------      -----------

   99.1     Press release dated April 27, 2006.